UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 15, 2004
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-10962                95-3797580
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


        2180 Rutherford Road, Carlsbad, CA              92008-7328
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)



                                 (760) 931-1771

               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

         On December 15, 2004, Callaway Golf Company issued a press release captioned, "Callaway Golf Launches Search For CEO." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits:

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.            Description
----------             -----------
 99.1 Press release, dated December 15, 2004, captioned, "Callaway Golf Launches Search For CEO."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CALLAWAY GOLF COMPANY


Date: December 15, 2004            By:      /s/ Steven C. McCracken
                                            -----------------------
                                   Name:    Steven C. McCracken
                                   Title:   Senior Executive Vice President,
                                            Chief Legal Officer and Secretary

                                  Exhibit Index
                                  -------------

Exhibit Number      Description
--------------      -----------
      99.1          Press release, dated December 15, 2004, captioned,
                    "Callaway Golf
                    Launches Search For CEO."